UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 10, 2021

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 East Union Avenue, Suite 320 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 320-7708

2000 South Colorado Blvd., Tower 1, Suite 10200, Denver, Colorado

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Gold Resource Corporation (“GORO” or the “Company”), filed with the Securities and Exchange Commission (“SEC”) on December 15, 2021 (the “Initial Form 8-K”), which reported under Item 2.01 that on December 10, 2021, the Company, through a wholly-owned subsidiary, completed the acquisition of all of the issued and outstanding common shares of Aquila Resources Inc. (“Aquila”), a corporation incorporated under the laws of the Province of Ontario (the “Transaction”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on the Initial Form 8-K, the Company is required to file an amendment to the Initial Form 8-K providing the audited historical financial statements of Aquila and the pro forma financial information of the Company specified by Item 9.01 of Form 8-K, no later than 71 calendar days after the date on which the Initial Form 8-K was required to be filed. The Company has determined that it will not be able to file the required historical financial statements and financial information by the due date. The historical financial statements of Aquila were previously audited in accordance with Canadian Auditing Standards and were filed by Aquila in Canada on the System for Electronic Document Analysis and Retrieval (SEDAR). In order to comply with the requirements of the SEC, the audit of the historical financial statements must be re-completed under applicable U.S. standards. The Company is in the process of obtaining an audit of those financial statements under U.S. auditing standards, but the audit has not been completed at this time. As a result, the information required by Item 9.01 of Form 8-K will not be filed by the Company in the requisite time. Upon completion of the required audit, the audited historical financial statements of Aquila and the pro forma financial information of the Company will be filed on an amendment to this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: February 25, 2022	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President